UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re: [CASE NAME]	Commerce One, Inc.			Case No.	04-32820

				CHAPTER 11
				MONTHLY OPERATING REPORT
				(GENERAL BUSINESS CASE)
SUMMARY OF FINANCIAL STATUS
	MONTH ENDED:	October		PETITION DATE:	10/06/04
1.	Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here
	the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
	Dollars reported in	$1
2.	Asset and Liability Structure			End of Current Month	End of Prior Month	As of Petition Filing
	a. Current Assets			$1,090,536	n/a
	b. Total Assets			$1,181,536	n/a
	c. Current Liabilities			$800,411	n/a
	d. Total Liabilities			$9,547,393	n/a
3.	Statement of Cash Receipts & Disbursements for Month			Current Month	Prior Month	Cumulative (Case to Date)
	a. Total Receipts			$919,282	n/a	$919,282
	b. Total Disbursements			$410,194	n/a	$410,194
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)			$509,088	n/a	$509,088
	d. Cash Balance Beginning of Month			$299,317	n/a	$299,317
	e. Cash Balance End of Month (c + d)			$808,405	n/a	$808,405
				Current Month	Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss) from the Statement of Operations			($193,853)	n/a
5.	Account Receivables (Pre and Post Petition)			$1,090,536	n/a
6.	Post-Petition Liabilities			$800,411	n/a
7.	Past Due Post-Petition Account Payables (over 30 days)			$0	n/a
At the end of this reporting month:					Yes	No
8.	Have any payments been made on pre-petition debt, other than payments in the normal					X
	course to secured creditors or lessors? (if yes, attach listing including date of
	payment, amount of payment and name of payee)
9.	Have any payments been made to professionals? (if yes, attach listing including date of					X
	payment, amount of payment and name of payee)
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes,				X
	attach listing including date of payment, amount and reason for payment, and name of payee)
12.	Is the estate insured for replacement cost of assets and for general liability?				X
13.	Are a plan and disclosure statement on file?					X
14.	Was there any post-petition borrowing during this reporting period?					X
15.	Check if paid: Post-petition taxes		; U.S. Trustee Quarterly Fees		; Check if filing is current for: Post-petition
	tax reporting and tax returns:		..
	(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax
	reporting and tax return filings are not current.)
I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	10/22/2004 0:00			/s/ Paul Warenski
				Responsible Individual

STATEMENT OF OPERATIONS (General Business Case)
				For the Month Ended	October
Current Month
Actual	Forecast	Variance				Cumulative (Case to Date)	Next Month Forecast
				Revenues:
$275,274	$0	$275,274	1	Gross Sales		$0	$227,016
		$0	2	less: Sales Returns & Allowances
$275,274	$0	$275,274	3	Net Sales		$0	$227,016
$0		$0	4	less: Cost of Goods Sold (Schedule 'B')
$275,274	$0	$275,274	5	Gross Profit		$0	$227,016
		$0	6	Interest
		$0	7	Other Income:
		$0	8
		$0	9
$275,274	$0	$275,274	10	Total Revenues		$0	$227,016
				Expenses:
38,414.14	$38,414	$0	11	Compensation to Owner(s)/Officer(s)		$38,414	$46,750
163,193.94	$242,839	$79,645	12	Salaries		$163,194	$286,041
		$0	13	Commissions		$0
52,365.73	$129,926	$77,560	14	Contract Labor		$52,366	$152,995
		$0	15	Rent/Lease: Personal Property		$0
39,058.12	$48,100	$9,042	16	Real Property		$39,058	$81,160
56,047.83	$68,907	$12,859	17	Insurance - Health benefits		$56,048	$81,534
		$0	18	Management Fees		$0
2,002.66	$0	($2,003)	19	Depreciation and Amortization		$2,003	$2,003
$91,461	$47,001	($44,460)	20	Taxes: Employer Payroll Taxes		$91,461	$55,363
		$0	21	Real Property Taxes		$0
		$0	22	Other Taxes		$0
19,347.66	$19,169	($179)	23	Other Selling		$19,348	$56,085
7,236.25	$60,800	$53,564	24	Other Administrative		$7,236	$111,018
		$0	25	Interest		$0
		$0	26	Other Expenses:		$0
		$0	27			$0
		$0	28			$0
		$0	29			$0
		$0	30			$0
		$0	31			$0
		$0	32			$0
		$0	33			$0
		$0	34			$0
$469,127	$655,156	$186,029	35	Total Expenses		$469,127	$872,948
($193,853)	($655,156)	$461,303	36	Subtotal		($469,127)	($645,932)
		$0	37	Reorganization Items: Professional Fees
		$0	38	Provisions for Rejected Executory Contracts
		$0	39	Interest Earned on Accumulated Cash from
				Resulting Chp 11 Case
		$0	40	Gain or (Loss) from Sale of Equipment
		$0	41	U.S. Trustee Quarterly Fees
		$0	42
$0	$0	$0	43	Total Reorganization Items		$0	$0
($193,853)	($655,156)	$461,303	44	Net Profit (Loss) Before Federal & State Taxes		($469,127)	($645,932)
		$0	45	Federal & State Income Taxes
($193,853)	($655,156)	$461,303	46	Net Profit (Loss)		($469,127)	($645,932)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET
(General Business Case)
For the Month Ended						October
	Assets
						From Schedules	Market Value
		Current Assets
1			Cash and cash equivalents - unrestricted
2			Cash and cash equivalents - restricted
3			Accounts receivable (net)			A	$1,090,536
4			Inventory			B	$0
5			Prepaid expenses
6			Professional retainers
7			Other:
8
9				Total Current Assets			$1,090,536
		Property and Equipment (Market Value)
10			Real property			C	$0
11			Machinery and equipment			D	$80,000
12			Furniture and fixtures			D	$8,000
13			Office equipment			D	$0
14			Leasehold improvements			D	$0
15			Vehicles			D	$3,000
16			Other:			D
17						D
18						D
19						D
20						D
21				Total Property and Equipment			$91,000
		Other Assets
22			Loans to shareholders
23			Loans to affiliates
24
25
26
27
28				Total Other Assets			$0
29				Total Assets			$1,181,536
	NOTE:
			Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market
			prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

	Liabilities From Schedules
		Post-Petition
			Current Liabilities
30				Salaries and wages			7,124.41
31				Payroll taxes
32				Real and personal property taxes			-
33				Income taxes
34				Sales taxes
35				Notes payable (short term)
36				Accounts payable (trade)		A	$51,809
37				Real property lease arrearage
38				Personal property lease arrearage
39				Accrued professional fees
40				Current portion of long-term post-petition debt (due within 12 months)
41				Other:	Deferred Revenue		$741,478
42
43
44				Total Current Liabilities			$800,411
45			Long-Term Post-Petition Debt, Net of Current Portion
46				Total Post-Petition Liabilities			$800,411
		Pre-Petition Liabilities (allowed amount)
47				Secured claims		F	$5,100,000
48				Priority unsecured claims		F	$0
49				General unsecured claims		F	$3,646,982
50				Total Pre-Petition Liabilities			$8,746,982
51				Total Liabilities			$9,547,393
	Equity (Deficit)
52			Retained Earnings/(Deficit) at time of filing				($8,172,004)
53			Capital Stock
54			Additional paid-in capital
55			Cumulative profit/(loss) since filing of case				($193,853)
56			Post-petition contributions/(distributions) or (draws)
57
58			Market value adjustment
59				Total Equity (Deficit)			($8,365,857)
60	Total Liabilities and Equity (Deficit)						$1,181,536

SCHEDULES TO THE BALANCE SHEET
(General Business Case)
Schedule A
Accounts Receivable and (Net) Payable
Receivables and Payables Agings				Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
	0 -30 Days			35,591.30	51,809
	31-60 Days			161,358.33	$0
	61-90 Days			447,029.70	$0	$0
	91+ Days			446,556.92	$0
	Total accounts receivable/payable			$1,090,536	$51,809
Allowance for doubtful accounts
	Accounts receivable (net)			$1,090,536
Schedule B
Inventory/Cost of Goods Sold
Types and Amount of Inventory(ies)				Cost of Goods Sold
			Inventory(ies) Balance at End of Month	Inventory Beginning of Month
Add -
	Retail/Restaurants -			Net purchase
	Product for resale			Direct labor
Manufacturing overhead
	Distribution -			Freight in
	Products for resale			Other:

Manufacturer -
Raw Materials
	Work-in-progress			Less -
	Finished goods			Inventory End of Month
Shrinkage
	Other - Explain			Personal Use

				Cost of Goods Sold		$0
	TOTAL		$0

	Method of Inventory Control			Inventory Valuation Methods
	Do you have a functioning perpetual inventory system?			Indicate by a checkmark method of inventory used.
	Yes	No
	How often do you take a complete physical inventory?			Valuation methods -
FIFO cost
	Weekly			LIFO cost
	Monthly			Lower of cost or market
	Quarterly			Retail method
	Semi-annually			Other
	Annually			Explain
Date of last physical inventory was

Date of next physical inventory is

Schedule C Real Property
Description		Cost	Market Value

	Total	$0	$0

Schedule D Other Depreciable Assets
Description		Cost	Market Value
Machinery & Equipment -
	Computer Equipment - estimated*	$45,000	$80,000

	Total	$45,000	$80,000
Furniture & Fixtures -
	Office Furniture and Fixtures - estimated*	$5,000	$8,000

	Total	$5,000	$8,000
Office Equipment -

	Total	$0	$0
Leasehold Improvements -

	Total	$0	$0
Vehicles -
	Van - estimated	$0	$3,000

	Total	$0	$3,000

* Cost of Fixed Assets are estimated based upon taking the June 30,2004 net fixed asset balance of $118,000 and applying a resonable amount of depreciation

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)
Taxes Payable		0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
	Income Tax Withholding					$0
	FICA - Employee					$0
	FICA - Employer					$0
	Unemployment (FUTA)					$0
	Income	$0		$0	$0	$0
	Other (Attach List)	$0	$0	$0	$0	$0
Total Federal Taxes		$0	$0	$0	$0	$0
State and Local
	Income Tax Withholding					$0
	Unemployment (UT)					$0
	Disability Insurance (DI)					$0
	Empl. Training Tax (ETT)					$0
	Sales	$552	$0	$0	$0	$552
	Excise	$0	$0	$0	$0	$0
	Real property	$0	$0	$0	$0	$0
	Personal property	$0	$0	$0	$0	$0
	Income	$1,235	$0	$0	$0	$1,235
	Other (Attach List)	$0	$0	$0	$0	$0
Total State & Local Taxes		$1,787	$0	$0	$0	$1,787
Total Taxes		$1,787	$0	$0	$0	$1,787
Schedule F
Pre-Petition Liabilities
List Total Claims For Each Classification -				Claimed Amount	Allowed Amount (b)
	Secured claims (a)			$5,100,000	$5,100,000
	Priority claims other than taxes
	Priority tax claims
	General unsecured claims			$4,177,613	$3,646,982
	(a) List total amount of claims even it under secured.
	(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit
	alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a
	claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and
	$3,000,000 as the Allowed Amount.
Schedule G Rental Income Information Not applicable to General Business Cases
Schedule H Recapitulation of Funds Held at End of Month
		Account 1	Account 2	Account 3	Account 4
Bank
Account Type
Account No.
Account Purpose
Balance, End of Month
Total Funds on Hand for all Accounts		$0
Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
			For the Month Ended	10/31/04
					Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1		Rent/Leases Collected
2		Cash Received from Sales			$350,447	$350,447
3		Interest Received
4		Borrowings
5		Funds from Shareholders, Partners, or Other Insiders
6		Capital Contributions
7		Repatriation of Cash			$568,835	$568,835
8
9
10
11
12			Total Cash Receipts		$919,282	$919,282
	Cash Disbursements
13		Payments for Inventory
14		Selling			7,744.85	$7,745
15		Administrative			2,310.83	$2,311
16		Capital Expenditures			$0	$0
17		Principal Payments on Debt			$0	$0
18		Interest Paid			$0	$0
		Rent/Lease:
19			Personal Property			$0
20			Real Property		20,188.16	$20,188
		Amount Paid to Owner(s)/Officer(s)
21			Salaries		-	$0
22			Draws		$0	$0
23			Commissions/Royalties		$0	$0
24			Expense Reimbursements		$0	$0
25			Other		$0	$0
26		Salaries/Commissions (less employee withholding)			286,045.80	$286,046
27		Management Fees
		Taxes:
28			Employee Withholding
29			Employer Payroll Taxes		56,047.83	$56,048
30			Real Property Taxes
31			Other Taxes
32		Other Cash Outflows:
33			Contractors		37,856.21	$37,856
34
35
36
37
38			Total Cash Disbursements:		$410,194	$410,194
39	Net Increase (Decrease) in Cash				$509,088	$509,088
40	Cash Balance, Beginning of Period				$299,317	$299,317
41	Cash Balance, End of Period				$808,405	$808,405

(Optional) Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended				10/31/04
	Cash Flows From Operating Activities				Actual Current Month	Cumulative (Case to Date)
1		Cash Received from Sales			$350,447
2		Rent/Leases Collected
3		Interest Received/ Repatriation of Cash			$568,835
4		Cash Paid to Suppliers
5		Cash Paid for Selling Expenses			7,744.85
6		Cash Paid for Administrative Expenses			2,310.83
		Cash Paid for Rents/Leases:
7			Personal Property		20,188.16
8			Real Property
9		Cash Paid for Interest
10		Cash Paid for Net Payroll and Benefits			286,045.80
		Cash Paid to Owner(s)/Officer(s)
11			Salaries
12			Draws
13			Commissions/Royalties
14			Expense Reimbursements
15			Other
		Cash Paid for Taxes Paid/Deposited to Tax Acct.
16			Employer Payroll Tax		56,047.83
17			Employee Withholdings
18			Real Property Taxes
19			Other Taxes
20		Cash Paid for General Expenses			37,856.21
21
22
23
24
25
26
27			Net Cash Provided (Used) by Operating Activities before Reorganization Items		$509,088	$0
	Cash Flows From Reorganization Items
28		Interest Received on Cash Accumulated Due to Chp 11 Case
29		Professional Fees Paid for Services in Connection with Chp 11 Case
30		U.S. Trustee Quarterly Fees
31
32			Net Cash Provided (Used) by Reorganization Items		$0	$0
33	Net Cash Provided (Used) for Operating Activities and Reorganization Items				$509,088	$0
	Cash Flows From Investing Activities
34		Capital Expenditures
35		Proceeds from Sales of Capital Goods due to Chp 11 Case
36
37			Net Cash Provided (Used) by Investing Activities		$0	$0
	Cash Flows From Financing Activities
38		Net Borrowings (Except Insiders)
39		Net Borrowings from Shareholders, Partners, or Other Insiders
40		Capital Contributions
41		Principal Payments
42
43			Net Cash Provided (Used) by Financing Activities		$0	$0
44	Net Increase (Decrease) in Cash and Cash Equivalents				$509,088	$0
45	Cash and Cash Equivalents at Beginning of Month				$299,317
46	Cash and Cash Equivalents at End of Month				$808,405	$0

Payments been made to officers, insiders, shareholders, relatives

	Salaries	Reimbursed Expense	Total
Mark Pecoraro	14,522.73	143.81	14,666.54
Paul Warenski	12,272.73	20.33	12,293.06
Peter Seidenberg	11,454.55	-	11,454.55
Total	38,250.00	164.14	38,414.14